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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               -------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

 DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MAY 30, 2003 (MAY 29, 2003)

                               ------------------

                            BROWN-FORMAN CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                  DELAWARE                                    1-123                               61-0243150
---------------------------------------------         -------------------------                  -------------
(STATE OR OTHER JURISDICTION OF INCORPORATION)         (COMMISSION FILE NUMBER)       (I.R.S. EMPLOYER IDENTIFICATION NO.)





                  850 DIXIE HIGHWAY, LOUISVILLE, KENTUCKY 40210
                -------------------------------------------------
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (502) 774-7631
                                                           ---------------


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ITEM 5.

On May 29, 2003, the Board of Directors of Brown-Forman Corporation approved an amendment to Section 2.1 of the Registrant's by-laws to permit directors to serve on the Board through their 70th year of age, and, if requested by two-thirds of the other directors, through age 72. Previously the by-law required directors to retire upon reaching age 70, except that if requested by two-thirds of the other directors, the director could remain on the Board for the remainder of the year in which the director reached age 70. The text of
Section 2.1 of the by-laws now reads as follows:

         SECTION 2.1 Number; Qualification. The Board of Directors of the Corporation shall consist of not less than three (3) nor more than seventeen
(17) persons, who shall hold office until the Annual Meeting of the Stockholders next ensuing after their election, and until their respective successors are elected and shall qualify. The number of Directors to serve from time to time shall be fixed by the Board of Directors subject to being changed by the stockholders at any Annual Meeting of Stockholders. Directors need not be stockholders. Directors may serve on the Board during their 70th year, but shall retire thereafter, except that the Board upon a two-thirds vote (and without the participation of the director concerned) may ask a director to remain on the Board through his or her 72nd year, if it finds that such service is of significant benefit to the corporation.

ITEM 9.

            Brown-Forman Corporation is reporting fourth quarter and 2003 fiscal year Earnings today. A copy of Brown-Forman Corporation's press release is attached hereto as Exhibit 99. The information in this press release, including the Exhibit attached hereto, is furnished pursuant to Item 9 and Item 12 of this Form 8-K. Consequently, it is not deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934. It may only be incorporated by reference in another filing under the Exchange Act or Securities Act of 1933 if the filing specifically references Item 9 of this Form 8-K.


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         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     Brown-Forman Corporation
                                     -------------------------------------------
                                     (Registrant)


                                     /s/ Michael B. Crutcher
                                     --------------------------
                                     Michael B. Crutcher, Senior Vice President,
                                     General Counsel and Secretary
Date: May 30, 2003


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EXHIBIT INDEX

(99)    Press Release, dated May 30, 2003, issued by Brown-Forman Corporation